Exhibit 99.1

NEWS COPY

FOR IMMEDIATE RELEASE

VIASYSTEMS ANNOUNCES INSURANCE CLAIM SETTLEMENT

ST. LOUIS, November 5, 2014 – Viasystems Group, Inc. (NASDAQ:VIAS), a leading provider of complex multi-layer printed circuit boards and electro-mechanical solutions, today announced the final settlement of the company’s insurance claim related to a 2012 fire incident in its Guangzhou, China factory. On October 31, 2014, the company accepted a final insurance claim settlement offer of RMB162.6 million (approx. US$26.6 million) related to the 2012 fire incident in its Guangzhou, China factory, which together with previous interim settlement proceeds, increased the total claim proceeds value to RMB202.7 million (approx. US$33.1 million).

“I am happy to report that, late last week, we reached a final settlement of our insurance claim for damages incurred in the 2012 factory fire incident in China,” stated David M. Sindelar, chief executive officer of Viasystems. “While the significance and complexity of the claim resulted in more than two years of negotiations over the settlement, we believe the final result is fair compensation for the damages caused by the fire,” concluded Mr. Sindelar.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

On October 23, 2014, TTM filed a registration statement on Form S-4 with the SEC, which included a prospectus with respect to TTM’s shares of common stock to be issued in the proposed merger and a proxy statement of Viasystems in connection with the proposed merger between TTM and Viasystems (the “Proxy Statement/Prospectus”). Once effective, the Proxy Statement/Prospectus will be sent or given to Viasystems’ stockholders and will contain important information about the proposed merger and related matters. VIASYSTEMS SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com.

Participants in the Solicitation

TTM and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viasystems’ stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger. Information about TTM’s directors and executive officers is set forth in TTM’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the

SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.

Forward Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Viasystems regarding future events and are subject to significant risks and uncertainty. Statements regarding our expected performance in the future are forward-looking statements. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Viasystems undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by law. Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings; the ability of Viasystems to successfully complete the proposed merger with TTM; any actions taken by the company, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); or developments beyond the company’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth under the heading “Item 1A. Risk Factors,” in the Annual Report on Form 10-K filed by Viasystems with the SEC on February 14, 2014, and in Viasystems’ other filings made from time to time with the SEC and available at the SEC’s website, www.sec.gov.

About Viasystems

Viasystems Group, Inc. is a technology leader and a worldwide provider of complex multi-layer printed circuit boards (PCBs) and electro-mechanical solutions (E-M Solutions). Its PCBs serve as the “electronic backbone” of almost all electronic equipment, and its E-M Solutions products and services include integration of PCBs and other components into finished or semi-finished electronic equipment, for which it also provides custom and standard metal enclosures, cabinets, racks and sub-racks, backplanes and busbars. Viasystems’ approximately 14,300 employees around the world serve over 1,000 customers in the automotive, industrial & instrumentation, computer and datacommunications, telecommunications, and military and aerospace end markets. For additional information about Viasystems, please visit the company’s website at www.viasystems.com.

Contacts

Kelly Wetzler

SVP Corporate Development

314-746-2217

kelly.wetzler@viasystems.com

Erica Mannion

Investor Relations

Sapphire Investor Relations, LLC

415-471-2703

emannion@sapphireir.com

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